                               FIRST AMENDMENT


     This First Amendment (the "Amendment") is made and entered into as of the 20th day of February, 1995, by and between ZML - North Central Plaza Three Limited Partnership ("Landlord") by its agent, Equity Office Properties, Inc., and The Management Alliance Corporation, a Texas corporation ("Tenant").

                                 WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated the nineteenth (19th) day of December, 1994 currently containing approximately 4,276 rentable square feet of space described as Suite Nos. 220 and 1170 on the second (2nd) and eleventh (11th) floors of the building commonly known as North Central Plaza Three and the address of which is 12801 North Central Expressway, Dallas, Texas (the "Building"); and

B. WHEREAS, Tenant has requested that additional space consisting of approximately 13,735 rentable square feet on the fourth (4th) floor of the Building shown on Exhibit A hereto (the "Expansion Space") be added to the Premises and that the Lease be appropriately amended, and Landlord is willing to do the same on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     I.   EXPANSION AND EFFECTIVE DATE.  Effective as of the Expansion
Effective Date (as herein after defined), the Premises is increased from 4,276 rentable square feet on the second (2nd) and eleventh (11th) floors to 18,011 rentable square feet on the second (2nd), fourth (4th) and eleventh
(11th) floors by the addition of the Expansion Space. The lease term for the Expansion Space shall commence on the Expansion Effective Date and end on the Termination Date. The Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatement or other financial concession granted with respect to the Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

     A.   The Expansion Effective Date shall be May 1, 1995.

     II.  MONTHLY BASE RENTAL.

     In addition to Tenant's obligation to pay Base Rental for the Premises, Tenant shall pay Landlord the sum of five hundred fifty-four thousand two hundred seven and 40/100 Dollars ($554,207.40) as Base Rental for the Expansion Space in thirty-six (36) monthly installments as follows:

     A. Thirty-six (36) equal installments of $15,394.65 each payable on or before the first day of each month during the period beginning May 1, 1995 and ending April 30, 1998.

     All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.

     III. ADDITIONAL SECURITY DEPOSIT.  Upon Tenant's execution hereof,
Tenant shall pay $15,394.65 to Landlord which is added to and becomes part of the Security Deposit, if any, held by Landlord as provided under the Lease as security for payment of Rent and the performance of other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $4,836.83 to $20,231.48.

     IV. TENANT'S PRO RATA SHARE. For the period commencing with the Expansion Effective Date and ending on the Termination Date, Tenant's Pro Rata Share for the Expansion Space is four percent (4.0%).

     V. BASE YEAR. For the period commencing with the Expansion Effective Date and ending on the Termination Date, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Expansion Space is 1995. If the Building is not fully occupied during any calendar year during the Lease Term, Basic Costs shall be determined as if the Building had been fully occupied during such year.

     VI.  IMPROVEMENTS TO EXPANSION SPACE.

          A. Tenant has inspected the Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

          B. COST OF IMPROVEMENTS TO EXPANSION SPACE. Provided Tenant is not in default, Tenant shall be entitled to receive an improvement allowance (the "Expansion Improvement Allowance") in an amount not to exceed one hundred forty-four thousand two hundred seventeen and 50/100 Dollars ($144,217.50) to be applied toward the cost of performing initial construction, alteration or improvement of the Expansion Space, including but not limited to the cost of space planning, design and related architectural and engineering services, moving expenses (in an amount not to exceed $13,750.00) and

          Excess costs associated with the Landlord Work for the original Premises (in an amount not to exceed $13,750.00). In the event the total cost of the initial improvements to the Expansion Space exceeds the Expansion Improvement Allowance, Tenant shall pay for such excess within fifteen (15) days of Landlord's written demand. Any unused balance of the Expansion Improvement Allowance shall accrue to the benefit of Tenant as a credit to Base Rental in an amount not to exceed $13,750.00; thereafter, any remaining unused balance of the Expansion Improvement Allowance, if any, shall accrue to the sole benefit of Landlord. Landlord shall pay such Expansion Improvement Allowance directly to the contractors retained to perform the construction, design or related improvement work to the Expansion Space.

          C.  RESPONSIBILITY FOR IMPROVEMENTS TO EXPANSION SPACE.

               (i) WORK PERFORMED BY OR ON BEHALF OF LANDLORD PURSUANT TO COMPLETE, APPROVED PLANS.

               Landlord shall enter into a direct contract with a general contractor mutually selected by Landlord and Tenant for the initial improvements to the Expansion Space which are to be performed in accordance with the plans dated 3-2, 1995 prepared by Interprise, Inc. (the "Plans"). If the cost of such improvements exceed the Expansion Improvement Allowance, then prior to commencing any construction of improvements to the Expansion Space, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost, including but not limited to the cost of space planning, design and related architectural and engineering services, labor and materials, contractor's fees, and permit fees. Within a reasonable time thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate or specify its objections thereto and any desired changes to the proposed improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

     VII. EARLY ACCESS TO EXPANSION SPACE. During any period that Tenant shall be permitted to enter the Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rental or Additional Base Rental as to the Expansion Space. If Tenant takes possession of the Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the Expansion Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment.

     VIII. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that the Lease shall be amended in the following additional respects:

          A.   PARKING.  Effective as of the Expansion Effective Date,
               Landlord shall provide to Tenant, with respect to the Expansion Space, forty-one (41) parking Permits in the Building Garage. Of said forty-one (41) Permits, seven (7) shall be reserved and thirty-four (34) shall be unreserved.

          B.   RIGHT OF FIRST OFFER.

               1. During the period commencing April 1, 1995 and ending March 31, 1998 (the "ROFO Period") Tenant shall have the right to first offer (the "ROFO") with respect to approximately 6,069 rentable square feet located on the first (1st) floor of the Building shown cross-hatched on the demising plan attached hereto as Attachment #1 (the "Offering Space"). If at any time during the ROFO Period, Landlord has a prospective tenant (the "Prospect") interested in leasing the Offering Space (or applicable portion thereof) Landlord shall advise Tenant in substantially the same form set forth as Attachment #2 attached hereto (the "Landlord Notice") of the terms of which Landlord is prepared to lease the Offering Space to Tenant, which terms shall reflect the prevailing market rate for the Offering Space, as reasonable determined by Landlord, and a tenant finish allowance then begin quoted by Landlord for comparable space and lease term in the Building. In the event that Tenant desires to lease the Offering Space upon the terms set forth in Landlord's Notice, Tenant shall notify Landlord (the "Tenant Notice") within five (5) days after the date of such Notice, except that Tenant shall have no such ROFO, and Landlord need not give the Landlord Notice, if:

                   a. Tenant is in default under the Lease at the time Landlord would otherwise deliver the Landlord Notice; or

               b. the Premises is sublet at the time Landlord would otherwise deliver the Landlord Notice; or

               c. the Lease has been assigned at the time Landlord would otherwise deliver the Landlord notice; or

               d. Tenant is not an occupant of the building under this Lease at the time Landlord would otherwise deliver the Landlord Notice; or

               e. the Prospect is a tenant in the applicable Offering Space at the time Lessor would otherwise deliver the Lessor Notice.

          2. The ROFO shall be deemed exercised upon Landlord's receipt to the Tenant Notice within the time period stated in subsection VIII.B.1. hereof. If Tenant exercises the ROFO, Tenant shall execute and deliver the Offering Amendment (hereinafter defined) to Landlord within fifteen (15) days of the submission of such Offering Amendment by Landlord to Tenant.

          3. The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in broom clean condition and its as-built configuration existing, subject to a tenant finish allowance pursuant to the Landlord Notice, on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences.

          4. a. If Tenant is able to and properly exercises its ROFO, Landlord shall prepare an amendment (the "Offering Amendment") adding the Offering Space to the Premises on the terms set forth in the Landlord Notice and reflecting the changes in the Base Rental, Installments of Base Rental, Rentable Area of the Premises, Tenant's proportionate share of the operating expenses and other appropriate terms.

               b. A copy of the Offering Amendment shall be (i) sent to Tenant within a reasonable time after receipt of the Tenant Notice, and (ii) executed by Tenant and returned to Landlord in accordance with subsection VIII.B.2. hereof.

          5. If Landlord is not required to give Tenant a Landlord Notice due to a violation by Tenant of one or more of the conditions set forth in subsection VIII.B.1.a. through VIII.B.1.e. above, Landlord may lease the Offering Space for which Landlord has Prospect or any other prospective tenant on whatever terms Landlord elects.

          6. Landlord and Tenant agree that if Tenant notifies Landlord on or before June 30, 1995 of its desire to lease the Offering Space, Landlord shall lease said Offering Space to Tenant on the same terms and conditions as the Expansion Space, except that the construction allowance to which Tenant shall be entitled for the improvements to the Offering Space shall be equal to $10.50 per rentable square foot of the Offering Space multiplied by a fraction, the numerator of which is the number of months remaining in the Lease Term from and after the commencement date for the Offering Space and the denominator of which is 36.

     C. LIMITATION Of LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST
     IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT LANDLORD SHALL NOT BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO
     THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURES SUCH ALLEGED DEFAULT BY LANDLORD. IN ADDITION, TENANT ACKNOWLEDGES THAT EQUITY OFFICE PROPERTIES, INC. IS ACTING SOLELY IN ITS CAPACITY AS AGENT FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT.

IX.  MISCELLANEOUS.

     A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

     B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

     C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

     D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

     E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

     F. This Amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

     G. Tenant hereby represents to Landlord that Tenant has dealt with no broker other than Mark D. Jordan in connection with this Amendment. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment.


     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

ATTESTATION:                         LANDLORD: ZML - North Central Plaza Three
                                                  Limited Partnership


                                     BY: EQUITY OFFICE PROPERTIES, INC.,
                                     as agent

                                     By:   /s/ RANDAL BESSOLO
                                        --------------------------------------
 /s/ Pat Washington                  Name:  RANDAL BESSOLO
---------------------                     ------------------------------------
    3/10/95                          Title: VP-ASSET MANAGEMENT
---------------------                      -----------------------------------



                                     TENANT: The Management Alliance Corporation a Texas corporation


                                     By: /s/ GARY K. STEEDS, PRESIDENT
                                        --------------------------------------
---------------------                Name:  GARY K. STEEDS
                                          ------------------------------------
---------------------                Title: PRESIDENT
                                           -----------------------------------


                                     GUARANTOR: Diversified Human Resources
                                     Group, Inc. a Texas corporation


                                     By: /s/ M. TED DILLARD   C.F.O.
                                        --------------------------------------
---------------------                Name: M. Ted Dillard
                                          ------------------------------------
---------------------                Title: C.F.O.
                                           -----------------------------------

                                   EXHIBIT A

                       OUTLINE AND LOCATION OF PREMISES


                                     [MAP]

                             NORTH CENTRAL PLAZA THREE

                                Attachment #1

                      OUTLINE AND LOCATION OFFERING SPACE


                                    [MAP]

                                   Attachment #2

                           RIGHT OF FIRST OFFER - NOTICE

TO:                                    DATE:

COPY TO:




                                  ADVICE

     RE: Lease (the "Lease") dated December 19, 1994 by and between Equity Office Properties, Inc. as agent, and The Management Alliance Corporation for space in the Building located at 12801 North Central Expressway, Dallas, Texas.

Pursuant to the terms of the Lease, Tenant is hereby notified that ___________ square feet on the first (1st) floor of the Building (as shown cross-hatched on the demising plan attached hereto as Exhibit 1) will be available for lease under the following conditions:

1.   BASE RENT:                          4.    EXPENSE ESCALATION:
     a.  total:                          5.    TAX ESCALATION:
     b.  monthly:                        6.    SECURITY DEPOSIT:
2.   TERM:                               7.    RENT CREDITS:
     a.  commencement date:              8.    CONSTRUCTION:
     b.  expiration date:
3.   CPI OR OTHER FINANCIAL ESCALATION:

Accordingly, under the terms of the Lease, Tenant has five (5) days after the date of this Advice as stated in Section VIII.B, of the First Amendment to the Lease to exercise its right of first offer on approximately ________ rentable square feet, the Offering Space.

                                     EQUITY OFFICE PROPERTIES, INC., as
                                     agent

                                     BY:
                                        -------------------------------------
                                        Dennis M. Barnes
                                        Area Leasing Representative


                              NOTICE OF EXERCISE

Tenant hereby accepts the above tender of the space (as shown on the demising plan attached hereto as Exhibit 1) and exercises its right to lease such space. This acceptance and exercise shall authorize Equity Office Properties, Inc., to forthwith prepare an amendment in accordance with Section VIII.B. of the First Amendment to the Lease for execution by Tenant.

                                     TENANT: The Management Alliance Corporation

DATED: ___________                   BY:
                                        -------------------------------------

                                     ITS: -----------------------------------

                                            REJECTION:

Tenant hereby acknowledges the above tender of the space (as shown on the demising plan attached hereto as Exhibit 1) and hereby declines to lease said space.

                                     TENANT: The Management Alliance Corporation


DATED: ___________                   BY:
                                        -------------------------------------


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